EXHIBIT 10.1
                              ASSUMPTION AGREEMENT

     THIS AGREEMENT ("Agreement") is made as of August 17, 2001 by and among First UNUM Life Insurance Company, a New York corporation, successor in interest to NY Holdings 1994-1, with a mailing address of 2211 Congress Street, Portland, Maine 04122-0590 ("UNUM"), King's Court Investors Limited Partnership, a Kansas limited partnership, with a mailing address of 1901 W. 47th Place, Suite 300, Westwood, Kansas 66205 ("Borrower"), Maxus Realty Trust, Inc., a Missouri corporation with a mailing address of 104 Armour Road, North Kansas City, Missouri 64116 ("Buyer"), David L. Johnson, an individual with a mailing address of 104 Armour Road, North Kansas City, Missouri 64116 ("Principal") and Security Bank of Kansas City, a Kansas banking corporation with a mailing address of One Security Plaza, 701 Minnesota, Kansas City, Kansas 66101, as trustee ("Trustee").

                                R E C I T A L S:

     A. Borrower is the lessee of certain real and personal property (the "Property") located in Olathe, Kansas, legally described in Exhibit A attached hereto and incorporated herein, encumbered by among other things, (a) that certain Lease Agreement between the City of Olathe, Kansas (the "Issuer") and Borrower, dated as of November 1, 1998 ("Lease"); (b) that certain Leasehold Mortgage and Security Agreement by and between Trustee, and Borrower dated December 1, 1998 and recorded in Book 5955, page 295, as Document No. 2917655, of the Official Records of the Register of Deeds of Johnson County, State of Kansas ("Mortgage"); (c) that certain Assignment of Rents, Leases and Other Benefits by and between Trustee, and Borrower dated as of December 1, 1998 and recorded in Book 5955, Page 329, Document No. 2917656 of the Official Records of the Register of Deeds of Johnson County, State of Kansas ("Assignment"); and (d) the Amended and Restated Land Use Restriction Agreement among the Issuer, the Trustee and Borrower dated as of November 1, 1998 and recorded in Book 5955, Page 216, Document No. 2917650 of the Official Records of the Register of Deeds of Johnson County, State of Kansas ("LURA").

     B. Principal is the Chairman of the Board of Buyer.

     C. UNUM is the holder for value of Bonds dated December 1, 1998 (collectively, the "Bonds" and each a "Bond"), in the original principal amount of $2,209,000.00 issued by Issuer and directly or indirectly secured by, among other things, the Mortgage and the Assignment.

     D. In conjunction with the issuance of the Bonds, Borrower or its principals also executed the additional following documents: (i) Tax Compliance Agreement dated as of November 1, 1998 between the Issuer and the Borrower; (ii) Guaranty (Covenants) dated December 1, 1998 from Alson R. Martin, Fred N. Coulson, III and Kevin K. Nunnick ("Guaranty") (iii) Environmental Agreement and Indemnity dated November 30, 1998 from the Borrower, Alson R. Martin, Fred N. Coulson, III and Kevin K. Nunnick ("Environmental Agreement") (the foregoing documents, together with the Lease, Mortgage, Assignment and LURA are hereinafter collectively referred to as the "Loan Documents").

     E. Borrower wishes to assign the Lease to Buyer, and Borrower, Principal and Buyer have requested that UNUM and the Trustee consent to the assignment of the Lease to Buyer upon the following conditions with the following understandings, and UNUM and the

Trustee have agreed to consent to this assignment of the Lease (but no future assignment or transfer) upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties do hereby agree as follows:

     1. Borrower and Buyer agree that the unpaid principal balance of the Bonds is, as of the date hereof, Two Million Two Hundred Nine Thousand Dollars ($2,209,000.00), and further agree that the Loan Documents are valid, binding agreements enforceable in accordance with their respective terms without right of offset, defense or counterclaim thereto. They further agree that the Mortgage and the Assignment create a paramount first lien against, and security interest in, the Property, subject to no other encumbrances except current taxes and assessments, if any, which may constitute a lien against the Property but which are not due and payable at the present time, and such other exceptions as may have been agreed to in writing by UNUM.

     2. Buyer hereby assumes and agrees to pay, perform and be bound by the Loan Documents, just as if Buyer had executed them originally and except as hereinafter provided (including in paragraph 5 below pertaining to the Environmental Agreement), Borrower is released from any liability or obligation under or provided by the Loan Documents to the extent, but only to the extent, that it can prove that (i) such liability or obligation first accrued after the date hereof, and (ii) Borrower is not in any way, either directly or indirectly responsible for such liability or obligation. Buyer and Principal agree that the provisions of Section 4.5 of the Lease which include a limitation of liability and certain exceptions thereto are incorporated herein by reference as if fully set forth herein and that the liability thereunder is expressly assumed by Buyer and Principal and the limitation on liability is expressly confirmed by UNUM. Nothing contained in that Section 4.5 of the Lease shall: (i) be construed to prevent UNUM or the Trustee from exercising and enforcing any other remedy allowed at law or equity or allowed by any of the Loan Documents; or (ii) be deemed to limit the liability of Buyer and Principal for failure to deliver to the Trustee for the benefit of UNUM any rents or other income derived from the operation of the Property received by Buyer at anytime subsequent to the date that Trustee or UNUM provides notice to Buyer that Buyer's license to collect the same has terminated in accordance with the above-described Assignment; or
(iii) limit Buyer's liability under Section 1.11 of the Mortgage or the liability of Buyer and Principal under the Environmental Agreement and Indemnity executed or assumed by Buyer and Principal in favor of UNUM on or about the date hereof. Furthermore, Buyer and Principal understand and agree that notwithstanding the limitation of liability hereinabove set forth, if Buyer reassigns the Lease or transfers or further encumbers the Property in violation of the terms and provisions of the Mortgage, commencing upon the effective date of any such assignment, transfer or encumbrance, Buyer and Principal thenceforth shall be personally liable, jointly and severally, for the payment of principal, interest and all other payment due and payable under the Lease and the other Loan Documents.

     3. Buyer and Principal represent to UNUM that each possesses and has carefully reviewed complete and accurate copies of the Loan Documents.

     4. UNUM and the Trustee hereby consent to the assignment of the Lease to Buyer under the conditions of and with the understandings contained in this Agreement. Borrower, Principal and Buyer agree that this Agreement shall not imply any consent by UNUM to any future sale, conveyance, assignment, lease, disposition, further encumbrance or other transfer of the Property or, except as provided hereinbelow, the Buyer's interest therein or in the Lease without the prior written consent of UNUM and compliance with all other conditions in the Loan Documents. Without limiting the foregoing, Buyer acknowledges and agrees that the one-time right to transfer under Section
1.11 (e) of the Mortgage is extinguished and is not available to Buyer. Notwithstanding the foregoing and the provisions of Section 1.11 (b) of the Mortgage, for so long as the Buyer is a corporation whose shares are traded on a public stock exchange, transfers and issuance of the capital stock of Buyer shall be permitted to the extent that no such transfer or issuance results in
(i) the persons or entities that are currently the stockholders of Buyer at any time holding less than 51% of the outstanding capital stock of Buyer, or
(ii) Principal holding at any time less than 10% of the outstanding capital stock of Buyer.

     5. Borrower and Buyer agree that this Agreement does not create or evidence a release by UNUM of any obligation of Borrower under the Environmental Agreement. Borrower hereby ratifies the terms of and confirms its obligations under the Environmental Agreement.

     6. Buyer and UNUM agree that this Agreement shall not create or evidence a novation of the Loan Documents.

     7. From and after the date hereof, Buyer shall not have any right, except as otherwise specifically provided, to redeem all or a portion of the principal balance of the Bonds until January 1, 2005. From January 1, 2005 through maturity, Buyer shall have the right to redeem all or a portion of the Bonds, upon payment of the principal amount thereof, plus accrued interest thereon to the redemption date, plus, if the optional redemption occurs prior to December 1, 2010, the "Special Redemption Premium" (as hereinafter defined).

     The "Special Redemption Premium" means the sum of (i) the amount which, if invested with the outstanding principal amount of a Bond, would return to UNUM the discounted present value of the anticipated stream of payments on the Bonds utilizing a discount factor equal to the Tax Free Rate (defined below), plus
(ii) the amount, if any, equal to the amount of income taxes the owner of the applicable Bond may incur as the result of receipt of the Special Redemption Premium (as certified in writing by the applicable Bond owner to the Trustee and the Buyer).

     The "Tax Free Rate" means the annual rate of return on "AA" rated government obligation municipal bonds maturing at or nearest December 1, 2010 as reported in Bloomberg Financial Markets Commodities News on the date which is five Business Days prior to (i) the redemption date pursuant to Section 303 or 306 of the Trust Indenture dated as of November 1, 1998 between Issuer and Trustee, (ii) the accelerated maturity date of the Bonds pursuant to Section 702 of said Trust Indenture, or (iii) the date written notice is given that the Bond Interest Rate (defined in said Trust Indenture) will be the Index Rate (defined in said Trust Indenture), as applicable.

     Buyer acknowledges and agrees that UNUM is consenting to the assignment and assumption of the Lease in consideration of the receipt by UNUM of all interest and other benefits intended to be conferred by the Bonds and the other Loan Documents and if payments of principal are made to UNUM prior to the regularly scheduled due date of such payments, for whatever reason (whether voluntarily or involuntarily as a result of (a) acceleration of the Bond and the amounts due under the Lease on account of an Event of Default under the Bonds or the Loan Documents, (b) the exercise of UNUM's or the Trustee's rights under "due-on-sale," "due-on-encumbrance" or similar provisions in the Loan Documents, (c) in connection with any bankruptcy proceeding involving the Property or (d) in connection with any foreclosure of the Property, whether judicial or non-judicial), UNUM will not receive all such interest and other benefits and may incur additional costs.

     For these reasons, and to induce UNUM to consent to the assignment and the assumption of the Lease, Buyer expressly waives any right to redeem the Bonds except pursuant to this Section 7 and agrees that and agrees that, except in cases where the Note is prepaid from casualty insurance proceeds or condemnation awards (which shall be addressed as described in Section 304 of the Trust Indenture), all other voluntary and involuntary prepayments will be accompanied by the premium specified above. all voluntary and involuntary prepayments will be accompanied by the premium specified above. Such premium shall be required whether payment is made by Buyer, anyone on behalf of Buyer, or by the purchaser at any judicial or non-judicial foreclosure sale, and may be included in any bid by UNUM at such sale.

     By its initials appearing below, Buyer acknowledges that: (i) it is a knowledgeable and sophisticated real estate investor; (ii) it fully understands the effect of the provisions of this Section 7; (iii) the consent of UNUM to the assumption of the Lease by Buyer at the interest rate and other terms set forth in the Loan Documents is sufficient consideration for the inclusion of the provisions in this Section 7; and (iv) UNUM would not consent to the assignment and assumption of the Lease on the terms set forth herein without the inclusion of such provisions. Buyer also acknowledges that the provisions of this Section 7 limiting the right of redemption and providing for payment of the premium specified above were independently negotiated and bargained for, and constitute a specific, material part of the consideration given by Buyer to UNUM for consenting to the transfer to Buyer of Borrower's interest in the Lease.

                                                        /s/ DLJ
                                                    ------------------
                                                     BUYER'S INITIALS

     8. It is agreed that neither Borrower nor Buyer nor Principal has any defenses or offsets against the indebtedness evidenced by the Bonds and the Loan Documents.

     9. Borrower and Buyer agree that all costs, expenses and fees, including, but not limited to, recording fees and attorneys fees, incurred in connection with the transaction contemplated herein shall be the sole responsibility of Borrower and Buyer, and that UNUM shall incur no costs or expenses relating thereto.

     10. This Agreement shall bind and inure to the benefit of the parties hereto and their heirs, personal representatives, successors, assigns and the subsequent holders or owners of the Loan Documents. This Agreement shall be governed by and construed in accordance with the laws of the State of Kansas.

     11. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date above written.

                                  King's Court Investors Limited Partnership, a Kansas limited partnership

                                  By: King's Court Associates, L.L.C., a Kansas limited liability company, its general partner

                                  By: /s/ ARM
                                          Alson R. Martin, its Authorized Member

                                  First UNUM Life Insurance Company

                                  By: /s/ Shelley Stuart Carvel
                                  Its:    Shelley Stuart Carvel
                                          Assistant Vice President

                                  Maxus Realty Trust, Inc.

                                  By: /s/ David L. Johnson
                                  Its:    Chairman

                                  Security Bank of Kansas City, as Trustee

                                  By: /s/ Raymond J. Hintz
                                  Its:    Vice President & Trust Officer

     By signing below, David L. Johnson agrees to be liable only for matters set forth in Sections 2, 3, and 8 of this Assumption Agreement.


                                   /s/ David L. Johnson
                                       David L. Johnson

                                 ACKNOWLEDGMENTS

STATE OF Missouri          )
                           )
COUNTY OF Jackson          )

     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that Alson R. Martin, whose name as Authorized Member of King's Court Associates, L.L.C., a Kansas limited liability company and general partner of King's Court Investors Limited Partnership, a Kansas limited partnership, is signed to the foregoing instrument, and who is known to me, and known to be such member, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such member and with full authority, executed the same voluntarily for and as the act of said company.

     Given under my hand and official seal this the 17th day of August, 2001.

                                               Roger A. Dains
                                               Notary Public
                                               My Commission expires:  1-27-2005


STATE OF MAINE
COUNTY OF CUMBERLAND, ss.                                        August 16, 2001

     Then personally appeared the above-named  Shelley Stuart Carvel,  Assistant
VP of First UNUM Life Insurance Company and acknowledged the foregoing instrument to be her free act and deed, in her said capacity, and the free act and deed of First UNUM Life Insurance Company.

     Given under my hand and official seal this the 16th day of August, 2001.

                                               Pauline D. Corbeil
                                               Notary Public
                                               Commission Expires: June 13, 2008

STATE OF Missouri          )
                           )
COUNTY OF Jackson          )

     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that David L. Johnson, whose name as Authorized Officer of Maxus Realty Trust, Inc., a Missouri corporation, is signed to the foregoing instrument, and who is known to me, and known to be such officer, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this the 17th day of August, 2001.

                                           /s/ Roger A. Dains
                                               Notary Public
                                               My Commission expires:  1-27-2005


STATE OF  KANSAS  )
                  )
COUNTY OF JOHNSON )

     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that Raymond J. Hintz, whose name as Authorized Trust Officer of Security Bank of Kansas City, a Kansas banking corporation, is signed to the foregoing instrument, and who is known to me, and known to be such officer, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such member and with full authority, executed the same voluntarily for and as the act of said corporation.

     Given under my hand and official seal this the 16th day of August, 2001.

                                              /s/ Vicki L. Epps
                                                  Notary Public
                                                  My Commission expires: 5/29/05

STATE OF Missouri          )
                           )
COUNTY OF Jackson          )

     I, the undersigned, a Notary Public in and for said County in said State, do hereby certify that David L. Johnson, whose name is signed to the foregoing instrument, and who is known to me, and known to be such person, acknowledged before me on this day that, being informed of the contents of said instrument, he executed the same voluntarily.

     Given under my hand and official seal this the 17th day of August, 2001.

                                        /s/ Roger A. Dains
                                            Notary Public
                                            My Commission expires:  1-27-2005

                                   EXHIBIT "A"

TRACT I:
LOTS 1, 2, 3 AND 4, BLOCK 1; LOTS 1, 2, 3 AND 4, BLOCK 2; LOTS 1, 2, 3 AND 4, BLOCK 7; LOTS 1, 2, 3 AND 4, BLOCK 8; LOTS 1, 2, 3 AND 4, BLOCK 9; AND LOT A, EXCEPT THE EAST 10 FEET OF LOT A, ALL IN KING'S COURT, A SUBDIVISION IN THE CITY OF OLATHE, JOHNSON COUNTY, KANSAS.

TRACT II:
LOTS 1, 2, 3, 4 AND 5,  BLOCK 3; LOTS 1, 2, 3 AND 4, BLOCK 4; LOTS 1, 2, 3, 4, 5
AND 6, BLOCK 5; LOTS 1, 2, 3, 4, 5 AND 6, BLOCK 6; AND LOT B, EXCEPT THE EAST 10 FEET OF LOT B, ALL IN KING'S COURT, A SUBDIVISION IN THE CITY OF OLATHE, JOHNSON COUNTY, KANSAS.

TRACT III:
LOT C, BLOCK 10, KINGS'COURT, A SUBDIVISON IN THE CITY OF OLATHE, JOHNSON COUNTY, KANSAS